Filed Pursuant to Rule 497(a)

File No. 333-265864

Rule 482 AD

WhiteHorse Finance, Inc. Announces Pricing of Public Offering of $30 million 7.875% Notes Due 2028

NEW YORK, NY – August 17, 2023 – WhiteHorse Finance, Inc., a business development company (the “Company”) (Nasdaq: WHF), today announced that it has priced a registered public offering of $30 million in aggregate principal amount of its 7.875% notes due 2028 (the “Notes”), which will result in net proceeds to the Company of approximately $28.8 million (or approximately $33.2 million if the underwriters fully exercise the overallotment option described below), based on a public offering price of 100% of the aggregate principal amount of the Notes, after deducting payment of underwriting discounts and commissions and estimated offering expenses payable by the Company.

The Notes will mature on September 15, 2028 and may be redeemed in whole or in part at any time, or from time to time, at the Company’s option on or after September 15, 2025. The Notes will bear interest at a rate of 7.875% per year, payable quarterly every March 15, June 15, September 15 and December 15, commencing September 15, 2023. The Notes have received a private rating of “BBB+” from Egan-Jones Ratings Company and BBB (low) from DBRS, Inc.* The Company has also granted the underwriters a 30-day option to purchase an additional $4.5 million aggregate principal amount of Notes to cover overallotments, if any.

The offering is subject to customary closing conditions and is expected to close on August 24, 2023. The Company has submitted an application for the Notes to be listed and traded on The Nasdaq Global Select Market under the trading symbol “WHFCL”. If approved for listing, the Company expects the Notes to begin trading within 30 days from the original issue date.

The Company intends to use all or substantially all of the net proceeds from the offering to repay amounts outstanding under its existing revolving credit facility with JPMorgan Chase Bank, N.A. (the “Credit Facility”), to fund new investments in accordance with its investment objective and strategies and for general corporate purposes. As of August 15, 2023, the Company had $267 million of indebtedness outstanding under the Credit Facility. Borrowings under the Credit Facility generally bear interest at an annual rate equal to SOFR plus 2.50% and will mature on November 22, 2025.

Oppenheimer & Co. Inc., B. Riley Securities, Inc. and Ladenburg Thalmann & Co., Inc. are acting as joint book-running managers for the offering. William Blair & Company, L.L.C. is acting as co-manager for the offering.

*	Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

Investors are advised to carefully consider the investment objectives, risks and charges and expenses of the Company before investing. The pricing term sheet, dated August 17, 2023, the preliminary prospectus supplement, dated August 16, 2023, and the accompanying prospectus, dated August 2, 2022, each of which has been filed with the Securities and Exchange Commission, contain this and other information about the Company and should be read carefully before investing.

This press release does not constitute an offer to sell or the solicitation of an offer to buy nor will there be any sale of the securities referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

The offering may be made only by means of a prospectus and a related prospectus supplement, copies of which may be obtained from: Syndicate Prospectus Department, 85 Broad Street, 26th Floor, New York, NY 10004, by telephone at (212) 667-8055, or by email at FixedIncomeProspectus@opco.com.

About WhiteHorse Finance, Inc.

WhiteHorse Finance, Inc. is a business development company that originates and invests in loans to privately held, lower middle market companies across a broad range of industries. The Company’s investment activities are managed by H.I.G. WhiteHorse Advisers, LLC, an affiliate of H.I.G. Capital, LLC (“H.I.G. Capital”). H.I.G. Capital is a leading global alternative asset manager with over $58 billion of capital under management* across a number of funds focused on the small and mid-cap markets. For more information about H.I.G. Capital, please visit http://www.higcapital.com. For more information about the Company, please visit http://www.whitehorsefinance.com.

Forward-Looking Statements

This press release may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this press release may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in filings with the Securities and Exchange Commission. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this press release.

* Based on total capital raised by H.I.G. Capital and affiliates.

Contacts

Stuart Aronson

WhiteHorse Finance, Inc.

212-506-0500

saronson@higwhitehorse.com

Joyson Thomas

WhiteHorse Finance, Inc.

305-379-2322

jthomas@higwhitehorse.com

Robert Brinberg

Rose & Company

212-257-5932

whitehorse@roseandco.com

Source: WhiteHorse Finance, Inc.